UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alexander & Baldwin, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ The Sample Company Online Go to www.envisionreports.com/ALEX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:00 PM HST, on April 27, 2020. Important Notice Regarding the Availability of Proxy Materials for the Company Shareholder Meeting to be Held on Tuesday, April 28, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/ALEX Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ALEX. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2020 to facilitate timely delivery. + 2 N O T 036Q5C Shareholder Meeting Notice

Dear Alexander & Baldwin, Inc. Shareholder: The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Hokulei Ballroom, Dole Cannery, 735 Iwilei Road, Honolulu, Hawaii, on Tuesday, April 28, 2020, at 8:00 a.m., Honolulu time, to: (1) (2) (3) (4) Elect eight directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; Approve the Advisory Resolution relating to executive compensation; Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the corporation; and Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has set the close of business on February 20, 2020 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. You may call our offices at (808) 525-8452 to obtain directions to attend the Annual Meeting where you may vote in person. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/ALEX. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Alexander & Baldwin, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 18, 2020. Shareholder Meeting Notice